SEI INSTITUTIONAL INVESTMENTS TRUST

Emerging Markets Debt Fund

Supplement dated July 8, 2013
to the Class A Shares Prospectus dated September 30, 2012

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Emerging Markets Debt Fund.

Change in Sub-Advisers for the Emerging Markets Debt Fund

In the chart under the heading "Sub-Advisers and Portfolio Managers," in the Fund Summary for the Emerging Markets Debt Fund, the following text is added in the appropriate order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Investec Asset Management US Ltd.	Peter Eerdmans	Since 2013	Co-Head of the Emerging Market Fixed Income
	Grant Webster	Since 2013	Investment Specialist

In addition, under the heading "Emerging Markets Debt Fund," in the sub-section entitled "Sub-Advisers and Portfolio Managers," in the section entitled "Investment Adviser and Sub-Advisers," the following paragraph is hereby added in the appropriate alphabetical order thereof:

Investec Asset Management US Ltd.: Investec Asset Management US Ltd. (Investec), located at Woolgate Exchange, 25 Basinghall Street, London EC2V 5HA, United Kingdom, serves as a Sub-Adviser to the Emerging Markets Debt Fund. Peter Eerdmans and Grant Webster manage the portion of the assets of the Emerging Markets Debt Fund allocated to Investec. Mr. Eerdmans joined Investec Asset Management group (hereafter referred to as "IAM") in 2005. Prior to 2005, Mr. Eerdmans was responsible for Bond and Currency research at Watson Wyatt. Mr. Mr. Eerdmans is currently the co-head of the Emerging Market Fixed Income at IAM and is jointly responsible for all global emerging markets debt strategies. Mr. Eerdmans is also responsible for Asian markets within the Emerging Market Fixed Income sub investment team, the Global Emerging Market Debt (EMD) team. Grant Webster, having joined the firm in 2011, is an investment specialist in the Global EMD team and a portfolio manager. Grant is responsible for former Commonwealth of Independent States (CIS) and the Middle East, as well as quantitative analysis on emerging market multi-strategy projects. Prior to joining IAM, Grant worked in London as a quantitative analyst and portfolio manager of global macro and convertible bond funds at RWC Partners.

There are no other changes in the portfolio management of the Emerging Markets Debt Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-829 (07/13)

SEI INSTITUTIONAL INVESTMENTS TRUST

Emerging Markets Debt Fund

Supplement dated July 8, 2013
to the Statement of Additional Information ("SAI") dated September 30, 2012

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Emerging Markets Debt Fund.

Change in Sub-Advisers for the Emerging Markets Debt Fund

Under the heading "The Sub-Advisers," in the section entitled "The Adviser and Sub-Advisers," the following paragraph is hereby added in the appropriate alphabetical order thereof:

INVESTEC ASSET MANAGEMENT US LTD.—Investec Asset Management US Ltd. ("Investec") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Debt Fund. Investec, a private limited company, was founded and registered with the SEC in 1991, under the name of Guinness Flight Investment Management Ltd., a subsidiary of Guinness Flight Hambro. Investec Asset Management Ltd. acquired Guinness Flight Hambro in 1998 and Guinness Flight Investment Management Ltd. was renamed Investec Asset Management US Ltd. in 2000. Investec is a wholly-owned subsidiary of Investec Asset Management Ltd., which is authorized by the UK Financial Conduct Authority and is also SEC-registered. Investec Asset Management Ltd. is a wholly-owned subsidiary of Investec plc.

In addition, under the heading "Portfolio Management," in the section entitled "The Adviser and Sub-Advisers," the following text is hereby added in the appropriate alphabetical order thereof:

Investec

Compensation. SIMC pays Investec a fee based on the assets under management of the Emerging Markets Debt Fund as set forth in an investment sub-advisory agreement between Investec and SIMC. Investec pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Debt Fund. The following information relates to the period ended May 31, 2013.

Investec's incentive policy is based on the alignment of interests among clients, staff and shareholders. At Investec, gross profits are shared equally between staff and shareholders of the parent company. Within the above parameters of this long-term, uncapped, 50% profit share, compensation is made up of the following components: Competitive salaries: Investec has a policy of recruiting the best investment professionals available and remunerating them accordingly. Performance-related incentives (based on an open-ended revenue sharing plan for investment professionals): The investment professionals are organized within specialist teams. Each specialist team shares in a fixed percentage of revenues linked to their investment activities. Capacity management is considered to ensure alignment among the interests of clients, demands on portfolio managers and sales objectives. The specialist investment team's bonus pool is then allocated to individuals in line with the following three drivers: (i) team investment performance; (ii) individual investment performance; and (iii) manager discretion. Deferred Bonus/Co-Investment Plan and share schemes: To align the long term financial incentive of key investment professionals with those of clients, Investec operates a Deferred Bonus/Co-Investment

Plan (DB/CI Plan). A material portion of the performance-related incentive awarded to each senior investment professional is allocated to the DB/CI Plan, which is a rolling three year scheme. This means that allocations to the plan are locked in for three years. Investec requires each investment professional to invest at least half of their DBP/CI Plan allocation into their own investment strategies. The remainder of the DBP/CI Plan is invested at their discretion into any other Investec fund (which are outside the United States). The result of this approach is that after a period, each investment professional who participates in the DBP/CI Plan will have 3 years' worth of their variable compensation DBP/CI Plan allocation tied up in the scheme, which makes the DBP/CI Plan a compelling tool to encourage long term thinking and key staff retention. In addition to Investec's DBP/CI Plan, Investec Group operates a number of share schemes that provide staff across the business with the opportunity to participate in the long-term success of the Group. This scheme is operated by invitation and each allocation typically involves a four year vesting program. Through these share schemes, staff currently participate in more than 15% of Investec Group equity. Over time, the deferred compensation scheme will compound, resulting in a significant retention mechanism of key investment professionals. Investec believes this compensation structure is balanced and competitive and positions IAM to attract and retain the best industry skills.

Ownership of Fund Shares. As of May 31, 2013, Investec's portfolio managers did not beneficially own any shares of the Emerging Markets Debt Fund.

Other Accounts. As of May 31, 2013, Investec's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in $millions)	Number of Accounts		Total Assets (in $millions)	Number of Accounts		Total Assets (in $millions)
Peter Eerdmans†	0	$0	51	*	$9,011.13	17		$5,659.53
	0	$0	2	**	$53.41	3	**	$723.45
Grant Webster††	0	$0	4	*	$208.59	1		$177.98
	0	$0	0		$0	0		$0

*  Includes all assets managed within the Investec pooled fund range, plus clients who invest via an investment management agreement within the Investec pooled fund.

**  These accounts, which are a subset of the preceding row, are subject to a performance-based advisory fee.

†  The value of assets for Peter Eerdmans includes all assets managed by the Global Emerging Markets Debt team, as Mr. Eerdmans is co-head of the team.

††  The value of assets managed by Grant Webster includes the assets managed within the Emerging Markets Blended Debt strategy, as Mr. Webster is co-portfolio manager of the strategy.

Conflicts of Interest. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

IAM is governed by all the rules and regulations of the relevant regulatory bodies in the jurisdictions in which it operates.

IAM strongly believes in the firm's fiduciary duty to clients and will always seek to manage any possible conflicts that may occur through its normal business activities so that there is no material risk of damage to clients. IAM employs companywide measures to eliminate any potential conflicts of interest which may arise and maintains a Conflicts of Interest Policy, Compliance Manual and a Code of Ethics, which incorporate many of IAM requirements on conflicts of interest. These documents are bound into employees' contracts of employment and a breach would therefore provide grounds for disciplinary action or dismissal.

An example of how IAM manages/mitigates conflicts of interest is shown by the fact that IAM's portfolio managers focus entirely on portfolio management, while IAM's dedicated Dealing Desk (DD) focuses on best execution of client orders; this avoids conflicts of interest between the two roles. The portfolio manager authorizes all orders which are then routed to the DD. This segregation of duties also removes any conflict of interest between the execution of trades on behalf of different portfolios. IAM's investment allocation policy aims to ensure that investment opportunities are allocated fairly among IAM clients. This means we regularly aggregate client orders. Allocation is carried out strictly on a pro rata basis except where allocation is too small to split. If an allocation is so small that it makes it uneconomic for IAM clients to split, then the DD has the discretion to allocate to a single client on a fair basis.

Monitoring by the Compliance and Risk departments of the allocation of deals, performance and turnover helps to ensure that portfolios subject to a performance-related fee are not given preferential treatment so as to increase revenue at the expense of performance in other client portfolios.

The calculation of performance fees is conducted by IAM's Finance team and the investment team has no involvement in the calculation.

IAM has a Global Pricing Forum, which meets weekly to review and ensure that IAM pricing terms remain competitive, globally aligned and fair to all of IAM's clients.

There are no other changes in the portfolio management of the Emerging Markets Debt Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-830 (07/13)